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                                                             Exhibit 10(a)

                                             AS AMENDED THROUGH NOVEMBER 1, 1996


                               UNITEL VIDEO, INC.

                      1988 NON-QUALIFIED STOCK OPTION PLAN


          1.   PURPOSE.  UNITEL VIDEO, INC., a Delaware corporation (the

"Company"), hereby adopts the Unitel Video, Inc. 1988 Non-Qualified Stock Option

Plan effective July 26, 1988 (the "Plan").  The Plan is intended as an additional incentive to key employees (together the Optionees") to enter into or remain in the employ of the Company or any Affiliate (as defined below) and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $.01

(the "Common Stock").  For purposes of the Plan, the term "Affiliate" shall mean a corporation which is a parent corporation or a Subsidiary corporation with respect to the Company within the meaning of section 425(e) or (f)'of the

Internal Revenue Code of 1986, as amended (the "Code").

          2.   ADMINISTRATION.  The Plan shall be administered by the Board of

Directors of the Company (the "Board"), unless the Board, in compliance with any applicable by-law or agreement binding on the Company, and to the extent it shall determine, shall designate a committee of the Board of Directors consisting of not less than two directors, each of whom shall be a "Non-Employee

Director" within the meaning of Rule 16b-3 (or any successor rule or regulation)

promulgated under the Securities Exchange Act of 1934, as amended, to administer the Plan in its stead.  References in the Plan to determinations and actions by the Board shall be deemed to include determinations and actions by such committee.


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               (a)  MEETINGS.  The Board shall hold meetings at such times and places as it may determine for purposes of administering the Plan.

               (b)  GRANTS.  The Board shall from time to time at its discretion cause the Company to grant Options pursuant to the terms of the Plan.  The Board shall have plenary authority to determine the Optionees to whom and the times at which Options shall be granted, the number of Option Shares (as defined in

Section 4) to be granted and the price and other terms and conditions thereof,

subject, however, to the express provisions of the Plan.  In making such determinations the Board may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant.  The interpretation and construction by the Board of any provision of the Plan or of any Option granted under it shall be final, binding and conclusive.

               (c)  EXCULPATION.  No member of the Board shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of

Options thereunder in the absence of bad faith or willful misconduct.

               (d)  INDEMNIFICATION.  Each member of the Board shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation

and/or by-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of

Options thereunder in which he may be involved by reason of his being or having been a member of the Board, whether or not he continues to be such member of the

Board at the time of the action, suit or proceeding.


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          3.   ELIGIBILITY.  The Board, in its sole discretion, shall determine whether an individual qualifies as an Optionee.  An Optionee may receive more than one Option, but only on the terms and subject to the restrictions of the

Plan.

          4.   OPTION SHARES.  The aggregate maximum number of shares of the

Common Stock for which Options may be issued under the Plan is 125,000 shares,

adjusted as provided in Section 8 ("Option Shares").  Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company.  If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the

Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

          5.   TERM OF PLAN.  The Plan is effective as of July 26, 1988, the date on which it was adopted by the Board of Directors.  No Option may be granted under the Plan after July 25, 1998.

          6.   TERMS AND CONDITIONS OF OPTIONS.  Options granted pursuant to the

Plan shall be evidenced by written documents (the "Option Documents") in such form as the Board shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Board shall from time to time require which are not inconsistent with the terms of the Plan.

               (a)  NUMBER OF OPTION SHARES.  Each Option Document shall state the number of Option Shares to which it pertains.

               (b)  OPTION PRICE.  Each Option Document shall state the price at which Option Shares may be purchased (the "Option Price"), which shall be at least 100% of the fair market


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value of the Common Stock on the date the Option is granted.  Fair market value per share shall be the mean between the highest and lowest quoted selling prices of the Common Stock on the American Stock Exchange on the day

the Option is granted, or if not traded on the day of grant, then on the most recent preceding date on which trading occurred, as reported in customary financial reporting services.

               (c)  MEDIUM OF PAYMENT.  An Optionee shall pay for Option Shares in cash or by certified check payable to the order of the Company.

               (d)  TERMINATION OF OPTIONS.  No Option shall be exercisable after the first to occur of the following:

                    (i)  Expiration of the Option term specified in the Option

Document;

                    (ii) Expiration of three months from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than disability (within the meaning of section 22(e)(3) of the

Code), death or as specified in subsection 6(d)(iv) or (v), below;

                    (iii)     Expiration of one year from the date the

Optionee's employment or service with the Company or its Affiliates terminates due to the Optionee's disability (within the meaning of section 22(e)(3) of the

Code) or death;

                    (iv) The date set by the Board to be an accelerated

expiration date in the event of the occurrence of a transaction or series of related transactions in which (A) the Company is dissolved or liquidated or sells substantially all of its operating assets, (B) the Company is not the surviving or acquiring entity or (C) the Company becomes an 80% or more owned


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subsidiary of another company, in which case the Board may take whatever other action with respect to the Option, including acceleration of any exercise provisions, it deems necessary or desirable; or

                    (v)  A finding by the Board, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the

Optionee has breached his employment or service contract with the Company or an

Affiliate, or has been engaged in any sort of disloyalty to the Company or an

Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an

Affiliate.  In such event, in addition to immediate termination of the Option,

the Optionee, upon a determination by the Board, shall automatically forfeit all

Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.  Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

               (e)  TRANSFERS.  No Option granted under the Plan may be

transferred except by will or by the laws of descent and distribution.  During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him or his legal representative in the event of his incompetence.

               (f)  OTHER PROVISIONS.  The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Board shall deem advisable.


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               (g)  AMENDMENT.  The Board shall have the right to amend Option

Documents issued to an Optionee, subject to his consent, except that the consent of the Optionee shall not be required for any amendment made under subsection 6(d)(iv).

          7.   EXERCISE.  No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased.  Each such notice shall specify the number of Option Shares to be purchased and shall

(unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act") and then current registrations under all applicable state securities laws) contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act and all applicable state securities laws), (b) the Optionee has been advised and understands that

(i) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or any applicable state securities laws or to take any action which would make available to the Optionee any exemption from such registrations, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates.  Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (A) registration under


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federal or state securities laws or (B) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in (A) or (B) has occurred.

          8.   ADJUSTMENTS ON CHANGES IN CAPITALIZATION.  The aggregate number of shares and class of shares as to which Options may be granted hereunder, the number of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split,

recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of

Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company.  The Board shall have authority to determine the adjustments to be made under this Section and any such determination by the Board shall be final, binding and conclusive.

          9.   AMENDMENT OF THE PLAN.  The Board may amend the Plan from time to time in such manner as it may deem advisable.  No amendment to the Plan that adversely affects any outstanding Option, however, shall be made without the consent of the Optionee.

          10.  NO CONTINUED EMPLOYMENT.  The grant of an Option pursuant to the

Plan shall not be construed to imply or to constitute evidence of any agreement,

express or implied, on the part of the Company or any Affiliate to retain the

Optionee in the employ of the Company or an Affiliate.

          11.  WITHHOLDING OF TAXES.  Whenever the Company proposes or is required to deliver or transfer Option Shares in connection with the exercise of an Option, the Company shall


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have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding a portion of any

Option Shares otherwise deliverable pursuant to the Plan.  The Company's obligation to make any delivery or transfer of Option Shares shall be conditioned on the Optionee's compliance with any withholding requirement to the Company's satisfaction.










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